Exhibit 99.2

Inducing T Cells to Treat and Prevent Disease May 2023 Vaccitech Corporate Presentation

Vaccitech Overview This presentation includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: our product development activities and clinical trials, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties, include, without limitation, risks and uncertainties related to: preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, our ability to execute on our strategy, regulatory developments, our ability to fund our operations, global economic uncertainty and the impact that the COVID-19 pandemic may have on our clinical trials, preclinical studies and access to capital, and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur and actual results may vary. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by law, we do not assume any intent to update any forward-looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. 2

Vaccitech Overview 3 Our mission is to become a global leader in immunotherapies and vaccines that leverage T cell immune responses

# Compelling Fundamentals Driving Near and Long-term Growth

**Large market opportunity across portfolio**

with estimated peak annual sales potential of lead programs of **over $1.5B** each in HBV and in HPV, across China, US, and EU

## Proprietary platforms

### Accumulating clinical data

- Proprietary platforms (ChAdOx, MVA, SNAPvax™) designed to drive powerful immune responses.
- Clinical data across multiple indications (HBV, HPV, Prostate Cancer, Covid-19).

## Diverse pipeline

### Near-term clinical milestones

- 9 programs across infectious diseases, autoimmunity and cancer, with 5 at clinical stage, and 1 approved product.
- Multiple near-term data readouts from 3 Phase II programs and 2 Phase I programs.

## Rapid response

### Royalty revenues

- Potential application of platform for pandemic vaccine provides rapid response to emerging infections.
- Revenue from co-invented, approved Oxford-AstraZeneca Covid-19 vaccine.[1]

[1] We assigned the rights to our COVID-19 product candidate, which was known as AZD1222 and is now authorized for use under the marketing name Vaxzevria in a number of countries, to Oxford University Innovation Limited (OUI) to facilitate the license of those rights to AstraZeneca (AZ). AZ has exclusive worldwide rights to develop and commercialize AZD1222. We are not party to the license agreement between OUI and AZ, and our understanding of the agreement is based solely on an extract of the agreement provided by parties to that agreement.
Based on management estimates.

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Vaccitech Overview 5 Viral Platforms are Utilized in a Heterologous Approach Infectious diseases & cancer Large therapeutic landscape and synergistic combinations for high magnitude, durable cytotoxic T cells Induce antigen-specific CD8+ cytotoxic and CD4+ helper T cells Mixing and matching vector platforms yields powerful T cell responses ChAdOx MVA Key Platform Features: • Vectors encode the same transgene • Only boost target antigen responses • No anti-vector immunity (unlike most human adenoviruses) MVA ChAdOx VTP-300 (HBV), VTP-200 (HPV), VTP-850 (Prostate Cancer) and VTP-600 (NSCLC) ChAdOx MVA Indicative human T cell response to HCV antigen containing human invariant light chain1 1 Esposito et al (2020) Science Translational Medicine, Vol. 12, Issue 548 – Median T cell response in 10 healthy participants SFC: Spot Forming Colonies, PBMC = Peripheral blood mononuclear cells Vaccitech’s Viral Platforms Has Yielded Higher Magnitude, Quality and Duration of T cells, Essential for Controlling Disease

Vaccitech Overview 6 Self-assembling nanoparticle based on amphiphilic peptides (SNAPvax)1 20 nm Co-delivered immunomodulators designed to induce powerful immune responses Synthetic Platform, SNAPvax, Optimized for Priming and Expanding T cells Cancer: VTP-1100 (HPV+) SNAPvax(TLR 7/8a)-ChAdOx heterologous approach enhanced magnitude of CD8 T cells in preclinical model2 Untreated SNAPvax ChAdOx1 SNAPvax + ChAdOx1 0 20 40 60 80 CD8 T cell response (%tetramer+ / CD8+) + H20 Self Assembly Antigen Immunomodulator 1 Lynn G, et al. Nature Biotechnology (2020) 2 Unpublished preclinical data, Vaccitech Data on File *** P < 0.001; **** P < 0.0001, Kruskal-Wallis with Dunn's correction (one-way ANOVA with multiple comparisons correction) EAE: Experimental Autoimmune Encephalomyelitis 0 5 10 15 20 25 0 1 2 3 4 Day Disease score Vehicle IM MOG + Novel Immun. IM Irr. peptide + Novel Immun. IM 0 5 10 15 20 25 0 1 2 3 4 Day Dis e a s e s c ore Vehicle IM MOG + Novel Immun. IM Irr. peptide + Novel Immun. IM Vehicle IM route SNAPvax TM (irrelevant peptide) SNAPvax with MOG antigen Autoimmune: VTP-1000 (Celiac) SNAPvax with novel mTOR inhibitor induced Tregs and completely prevented disease in EAE model2

# Vaccitech's Existing and Near-term Pipeline

| Product Candidate | Program | Preclinical | Phase 1 | Phase 2 | Phase 3 | Marketed | Vaccitech Rights | Upcoming Milestones |
|---|---|---|---|---|---|---|---|---|
| ***Therapeutic Programs*** | | | | | | | | |
| ▶ ✓ VTP-300 | Hepatitis B Virus (HBV) therapeutic | | | | | | Worldwide | Phase 2 efficacy data updates (Q4 2023) |
| ▶ ✓ VTP-200 | Human Papillomavirus (HPV) therapeutic | | | | | | Worldwide | Phase 1b/2 final data (Q2 2024) |
| ✓ VTP-800/850 | Prostate cancer therapeutic | | | | | | Worldwide | Phase 1/2 trial initiation (H2 2023) |
| VTP-600 | NSCLC therapeutic in combo. with checkpoint inhibitor + chemo | | | | | | Worldwide (76% of Sub.) | Phase 1/2a currently enrolling |
| VTP-1000 | Celiac disease | | | | | | Worldwide | IND filing in H2 2023 |
| VTP-1100 | HPV Cancer | | | | | | Worldwide | IND filing in 2024 |
| ***Prophylactic Programs*** | | | | | | | | |
| ✓ VTP-900 | COVID-19 Coronavirus prophylactic | | | | | | Licensed by OUI to AZ | Fully approved in EMA/UK |
| ✓ VTP-500 | MERS prophylactic | | | | | | Worldwide | Initiation of Phase 2 |
| VTP-400 | Zoster prophylactic | | | | | | Worldwide (excl. China) | Initiation of Phase 1 |

▶ Near-term proof-of-concept readout

✓ Existing human clinical data

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VTP-300 Hepatitis B Virus (HBV) Therapeutic

# HBV: Global Long-term Pandemic in Need of a Functional Cure

## Potential for over $1.5B in Annual Sales across US, China and EU[6]

**~300 MILLION**
Patients are Chronically Infected with HBV[1]

**1.5 MILLION**
new infections per year[1]

**Less than 10% get to** Functional Cure **with existing therapies**[3]

HBV is the eighth most frequent cause of mortality globally[2]

**~1.4 million**
deaths per year from acute infection

**~820,000 annual deaths**
due to liver cirrhosis and hepatocellular carcinoma (HCC)

**There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection**

### There is significant unmet medical need

- Existing therapies typically require chronic treatment
- NUCs are slow-acting with low cure efficacy[4]
- Pegylated Interferon has significant side effects[5]

### Large market opportunity for VTP-300

**~300M** Adults chronically infected with HBV[1] → **~52M** 15-20% diagnosed[6] → **~30M** ~10% Treated with current therapies[6]

[1] WHO, Hepatitis B, 2022
[2] Kosinska AD, et al, Curr Opin Virol. 2017 Apr;23:75-81
[3] Boyd A, et al, Viruses. 2021 Jul 11;13(7):1341
[4] Broquetas T and Carrion JA, Hepat Med. 2002 Jul;14:87-100
[5] Van Zonneveld M, et al, Aliment Pharmacol Ther. 2005 May 1;21(9):1163-71

6 Vaccitech, Data on file
NUCs = Nucleos(t)ide analogs

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Vaccitech Overview 9

# VTP-300 Could be Critical Component to a Functional Cure Regimen for HBV

- VTP-300 has been shown to induce sustained HBsAg reduction
- It is likely that functional cure requires a combination of agents with complementary mechanisms of action

**Three potential components to a functional cure**

| 1 | 2 | 3 |
|---|---|---|
| **Inhibit** viral DNA cccDNA replication | Directly **lower** viral antigen HBsAg burden | **Stimulate** host immune system response |
| NUCs | siRNA<br>Oligo<br>mAbs | **VTP-300**<br>PD-1 Inhibitors<br>Immunostimulants |

VTP-300 is designed to boost the host immune system

The objective of ongoing clinical trials evaluating VTP-300 combinations in chronic HBV patients is to reach functional cure

- NUCs + VTP-300
- NUCs + VTP-300 + anti-PD-1
- NUCs + siRNA + VTP-300
- NUCs + siRNA + VTP-300 + anti-PD-1

**VTP-300 is an antigen-specific immunotherapy that could be a critical component to enhancing rates of functional cure**

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Vaccitech Overview 11 HBV002 – Fully enrolled Ph 1b/2a Design Inclusion Criteria • HBV DNA <40 copies • HBsAg <4,000 IU/mL • On NUCs for 1 year Primary Endpoints • Safety and reactogenicity: incidence of AEs and SAEs Secondary Endpoints • Percentage of participants with reduction in HBsAg titre • Percentage of participants with HBsAg Loss • Percentage of participants with reduction of HBV DNA • Magnitude and avidity of HBV-specific CD4+ and magnitude of HBV-specific CD8+ T cells induced by each treatment regimen VTP-300 + Low-Dose Nivolumab (N=55) Objective: Evaluating safety, tolerability and immunogenicity Group 1 (N= 10) Group 2 (N=18) Group 3 (N=18) Group 4 (N=9) Randomization N=55 MVA-HBV ChAdOx1-HBV ChAdOx1-HBV ChAdOx1-HBV + LD Nivo* Day 1 Day 29 MVA-HBV MVA-HBV MVA-HBV + LD Nivo MVA-HBV + LD Nivo* Study reference: NCT04778904 *Nivolumab used with Day 1 and Day 29 doses in Group 4

# VTP-300 Showed Meaningful, Sustained Reductions in HBsAg data

## HBV002: Phase 1b/2a Data[1]

- VTP-300 was administered with no treatment-related SAEs, and infrequent transient transaminitis.
- Significant, durable reductions of HBsAg were seen in some patients in the VTP-300 monotherapy group (**Group 2**) with low starting HBsAg.
- In the VTP-300 + low-dose nivolumab group (**Group 3**), there was a mean HBsAg reduction of 0.8 logs at 3, 6 and 9 months in the first 18 patients.
  - 2 of 5 patients with baseline HBsAg below 100 IU/mL developed non-detectable HBsAg at month 3 which persisted at month 9 (8 months post last dose).
- A robust T cell response against all encoded antigens was observed following VTP-300 administration.
- Full final data will be presented at EASL in June.

## HBV002: Interim HBsAg Data


Mean HBsAg levels (± Std Err) over time[2]
10,000
1,000
100
10
1
HBsAg (IU/mL)
D0
D7
D28
D35
M3
M6
M9
Study Day
ChAdOx
MVA
Group 1 2 3 4
Group No: N=10 N=18 N=18 N=9

Group 1: MVA-HBV; MVA-HBV. Group 2: ChAdOx-HBV; MVA-HBV. Group 3: ChAdOx-HBV; MVA-HBV + LD nivolumab. Group 4: ChAdOx-HBV + LD nivolumab; MVA-HBV + LD nivolumab.

[1] Topline data from 55 patients in completed trial. Full data to be presented at EASL, Q2 2023.
[2] Data from first 55 patients who had reached at least the 3-month time point. Interim data presented at AASLD – The Liver Meeting®, poster no.5026.

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# AB-729-202 – Ph 2a Clinical Collaboration with Arbutus Study Design

## AB-729 + VTP-300 + Low-dose Nivolumab (N=60)

Arbutus BIOPHARMA

**Trial expanded in Q4 2022 to include an arm with low-dose Nivolumab[1]**


Week 1
Week 24
Week 26
Week 30
Week 48 (patient to discontinue NUCs if eligible)
AB-729
(N=60)
Randomization
Open Group
Group 1
(N= 20)
ChAdOx1-HBV
MVA-HBV*
Group 2
(N=20)
Sham
Sham*
Group 3
(N=20)
ChAdOx1-HBV
MVA-HBV + LD Nivo**

### Inclusion Criteria

- HBV DNA ≤20 IU/mL
- HBsAg ≥100 to <5,000 IU/mL
- On NUCs for 1 year

### NUC discontinuation

**(Evaluation at Week 48)**

- ALT <2 × ULN
- HBV DNA < LLOQ
- HBeAg negative
- HBsAg <100 IU/mL

### Primary Endpoints

- Safety and reactogenicity: incidence of AEs and SAEs

### Secondary Endpoints

- Change in HBsAg concentration from baseline
- Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0.5, 1, 2, or 3 log10 reduction)
- Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline

[1] First patient dosed in expansion arm expected in H1 2023
* Additional MVA-HBV/Sham to be dosed at Week 38, if patients are HBsAg <100 IU/mL
** Additional MVA-HBV + Nivo to be dosed at Week 38, if patients are HBsAg <100 IU/mL
LD = Low-dose

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# HBV003 – Ph 2b Study Design

## VTP-300 + Low-Dose Nivolumab (N=120) - Initiated in Q4 2022

### Objective: Evaluating Additional Dosing and PD-1 Timing

| | Day 1 | Day 29 | Day 36 | Day 85 |
|---|---|---|---|---|
| Group 1 (N= 40) | ChAdOx1-HBV | MVA-HBV + LD Nivo | | |
| Group 2 (N=40) | ChAdOx1-HBV | MVA-HBV + LD Nivo | | MVA-HBV + LD Nivo |
| Group 3 (N=40) | ChAdOx1-HBV | MVA-HBV | LD Nivo | MVA-HBV |

### Inclusion Criteria

- HBV DNA ≤1,000 IU/mL
- HBsAg ≥10 to <4,000 IU/mL
- On NUCs for ≥6 months

### NUC discontinuation

- Month 6
- HBsAg <100 IU/mL

### Primary Endpoint

- Percentage of participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy

### Secondary Endpoints

- Safety and reactogenicity: incidence of AEs and SAEs
- T cell response

### HBV003 is designed to obtain critical information on treatment dosing regimen

- **Group 1:** Bridge/Mirrors Group 3 in HBV002 to further support response effect observed
- **Group 2:** Assesses if additional dose of MVA-HBV with LD nivolumab at Day 85 further reduces HBsAg
- **Group 3:** Assesses if delaying LD nivolumab until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose)

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Study Reference: NCT05343481

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VTP-200 Human Papillomavirus (HPV) Therapeutic

# Persistent HPV Infection Remains a Significant Public Health Problem[1]

## Vaccitech is targeting persistent HPV – which can lead to precancerous lesions and cervical cancer[1]

**HPV is the most common sexually transmitted viral infection in the world[1]**

Cervical cancer was the **4th most common** cancer in women globally in 2020[2]. **>95% of cervical cancer** is caused by HPV[2]

Approximately **291 million women** worldwide are infected with HPV[4]

Cervical cancer in the US[3]:
**~4,000** deaths per year
even with screening & treatment
**~12,000** cases per year

Cervical cancer worldwide[2]:
**~342,000** deaths per year
**~604,000** cases per year

**There is a high unmet need for patients with persistent HPV infection**

- While HPV prophylactic vaccines are effective at preventing infection, these vaccines do not eliminate existing infections[1]
- Low vaccination rates in many regions of the world[1]
- >3.6M diagnosed persistent high-risk cervical HPV in US and across 5EU annually collectively[6]
- Standard of care is monitoring and excision once high-grade lesions develop[1]
- Currently no treatment before high-grade lesions develop[1]
- People with HPV infections report cancer-related fear, worry over lack of treatment and HPV being a 'ticking time bomb'[5]

**Potential peak annual sales for VTP-200 in persistent HPV of >$1.5B in US and EU5[6]**

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[1] WHO, HPV vaccines: WHO position paper, 2022
[2] WHO, Cervical Cancer
[3] Center for Disease Control
[4] Lancet Infect Dis. 2007 Jul;7(7):453-9. 10.1016/S1473-3099(07)70158-5
[5] Psychooncology. 2021 Jan; 30(1): 84–92. doi: 10.1002/pon.5540
[6] Vaccitech Data on File

Vaccitech Overview 16

# APOLLO (HPV001) – Ph 1b/2 Study Design

## Lead-in Phase: (N=9)

**Objective: Evaluating immunogenicity, safety data**

| | |
|---|---|
| Group A (N=3) | ChAdOx-HPV 2 x $10^8$ vp<br>MVA-HPV 1 x $10^7$ pfu |
| Group B (N=3) | ChAdOx-HPV 2 x $10^9$ vp<br>MVA-HPV 1 x $10^7$ pfu |
| Group C (N=3) | ChAdOx-HPV 2 x $10^{10}$ vp<br>MVA-HPV 1 x $10^8$ pfu |

Regions: EU, UK

## Main Phase[1]: VTP-200 (N=99) – Enrolment complete

**Objective: Evaluating safety data, efficacy data, immunogenicity, dose-response**

| | Day 1 | Day 29 |
|---|---|---|
| Group 1 (N=16) | ChAdOx-HPV 2 x $10^9$ vp | MVA-HPV 1 x $10^7$ pfu |
| Group 2 (N=16) | ChAdOx-HPV 2 x $10^{10}$ vp | MVA-HPV 1 x $10^7$ pfu |
| Group 3 (N=8) | ChAdOx-HPV 2 x $10^8$ vp | MVA-HPV 1 x $10^8$ pfu |
| Group 4 (N=8) | ChAdOx-HPV 2 x $10^9$ vp | MVA-HPV 1 x $10^8$ pfu |
| Group 5 (N=16) | ChAdOx-HPV 2 x $10^{10}$ vp | MVA-HPV 1 x $10^8$ pfu |
| Group 6 (N=32) | Placebo | Placebo |

## Inclusion Criteria

- High risk HPV (hrHPV) positive for >6 months and low-grade cervical lesions

## Study Outputs

- **Efficacy Data:** % clearance of high-risk HPV and cervical lesions evaluated at 12 months.
- **Interim data analysis:** Interim data showed VTP-200 was generally well tolerated with no product-related serious adverse events and had encouraging initial immunogenicity results. The trial will continue as planned to the 12-month primary endpoint.
- **Final data analysis:** Expected Q2 2024.

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[1] All groups open simultaneously
Study Reference: NCT04607850

Vaccitech Overview 17

# VTP-200 Demonstrated Favorable Tolerability and Immunogenicity Profile at Interim Analysis

## APOLLO (HPV001): Phase 1b/2 Interim Data[1]

- VTP-200 was generally well-tolerated and was administered with no product-related grade 3 unsolicited adverse events, and no product-related SAEs.
- The pooled active groups showed robust responses, with the average being greater than 1,000 spot-forming units per million peripheral blood mononuclear cells.
- Responses were strongest to the E1, E2 and E6 antigens.
- Flow cytometry (Intracellular cytokine staining) data from the active groups showed both CD4 and CD8 responses.


HPV001 Day 35 ELISpot Responses by Stimulation Condition (Placebc
Magnitude Response (SFU/10^6 PBMCs)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
7 11 12 15 18 25 35 37 38 42 43 52
Masked Participant ID
Stimulation E1 E2 E4 E5 E6 E7 Junc

Placebo Arm


HPV001 Day 35 ELISpot Responses by Stimulation Condition (Pooled Active Arm:
Magnitude Response (SFU/10^6 PBMCs)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
2 5 6 9 10 13 14 16 17 19 20 21 22 23 24 26 36 39 40 41 44 45 46 47 48 49 51 53 54
Masked Participant ID
Stimulation E1 E2 E4 E5 E6 E7 Junc

Active Arms (Pooled)

The full poster presented at IPVC can be found here.

[1] Data from 58 patients who had reached at least the 6-month time point, immunogenicity results available from a subset of participants who entered the immunogenicity sub-study (N=45). Interim data presented at the International Papillomavirus Conference. Full data expected to be reported in Q2 2024.

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Vaccitech Overview 18

Cancer Programs

Vaccitech Overview VTP-600: Non-Small Cell Lung Cancer (NSCLC) Novel Immunotherapy Candidate Targeting MAGE-A3 & NY-ESO-1 1World Cancer Research Fund International 2Johns Hopkins Medicine, Prostate Cancer Prognosis 3American Cancer Society, Global Cancer Facts and Figures 4th Edition 20 Opportunity: Prostate Cancer is the 2nd Most Common Cancer Diagnosis in Men: ~1.4M1 new cases diagnosed and ~375k deaths occurred in 2020 (worldwide). 20-30% of patients experience rising levels of PSA after local therapy (e.g., prostatectomy)2 , indicating that disease was not cured by local therapy. Systemic therapy generally required, resulting in toxicity and side effects. Our Solution: VTP-850 is a next generation ChAdOx1-MVA multi-antigen product candidate designed to induce a polyclonal T cell response to kill tumor cells and prevent advancement to metastatic disease. Status: Two completed studies with first generation product (VTP-800) containing single antigen (5T4). VTP-850 Phase 1/2 study expected to enrol first patient in H2 2023 (n=137)*. Opportunity: Lung cancer is the most common cause of cancer deaths worldwide (in 2018, ~2.1M cases of NSCLC & ~1.8M deaths)3 .. Better combination approaches are needed in first-line Standard-of-Care to improve long-term outcomes. Our Solution: VTP-600 has induced high levels of T cells that target MAGE-A3 and NY-ESO-1, leading to killing of tumor cells in pre-clinical trials. Status: Partnership with Ludwig Institute for Cancer Research by way of Vaccitech Oncology Limited (“VOLT”). Phase 1/2a in collaboration with Cancer Research UK (CRUK) underway with first patient dosed Q4 2021. Clinical-Stage Cancer Programs in Areas of High Unmet Need Heterologous approach paradigm utilizing ChAdOx-MVA PSA: Prostate Specific Antigen *Study Reference: NCT05617040 VTP-850: Prostate Cancer Novel Immunotherapy Candidate to Prevent Advanced Disease

# PCA001 – Ph 1/2 Study Design

## Phase 1: Lead-in Phase, VTP-850 (N=15-18)

**Objective: Select regimen for Phase 2, evaluation of safety and immunogenicity.**

| | |
|---|---|
| Cohort 1 (N=3-6) | ChAdOx-PCAQ 5 x $10^9$ vp IM<br>MVA-PCAQ 5 x $10^7$ pfu IM<br>MVA-PCAQ 5 x $10^7$ pfu IM |
| Cohort 2 (N=6) | ChAdOx-PCAQ 2.5 x $10^{10}$ vp IM<br>MVA-PCAQ 2 x $10^8$ pfu IM<br>MVA-PCAQ 2 x $10^8$ pfu IM |
| Cohort 3 (N=6) | ChAdOx-PCAQ 2.5 x $10^{10}$ vp IM<br>MVA-PCAQ 2 x $10^7$ pfu IV<br>MVA-PCAQ 2 x $10^7$ pfu IV |

## Phase 2: Main Phase, VTP-850 (N=125)

**Objective: Futility analysis, POC, durability of response rate.**

**Stage 1: Futility analysis based on PSA response.**

| | Day 1 | Day 29 | Day 57 |
|---|---|---|---|
| (N=25*) | ChAdOx-PCAQ | MVA-PCAQ | MVA-PCAQ |

**Stage 2**: Establish proof of concept based on overall PSA response and duration of response.**

| | Day 1 | Day 29 | Day 57 |
|---|---|---|---|
| (N=100) | ChAdOx-PCAQ | MVA-PCAQ | MVA-PCAQ |

## Inclusion Criteria

- Hormone sensitive prostate cancer.
- Biochemical recurrence after definitive local therapy.
- No metastases by standard radiography.

## Primary Endpoint

- Safety: incidence of AEs and SAEs.

## Secondary Endpoints

- PSA response, durability of PSA response, duration of PSA response, metastasis-free survival, time to metastasis, time to start of androgen deprivation therapy.

* Including 6 participants from Phase 1.
** If 4 or more of the 25 participants at the RP2R (including the Phase 1 participants who received the same dose regimen) have a PSA response, Stage 2 will be opened to enrolment of up to 100 additional participants.
Study Reference: NCT05617040

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# MAGE – Ph 1/2a Study Design

## Run-in Phase: VTP-600 + SoC (N=6)

**Objective: Confirm safety before initiation of randomized phase.**

| | Day 1** | Day 21 | Week 15+ | Week 18+ |
|---|---|---|---|---|
| MAGEA3-positive (N=3*) | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3 | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3 |
| MAGEA3-positive + MYESO-positive (N=3*) | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3<br>▲ MVA-NYESO | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3<br>▲ MVA-NYESO |

## Randomized Phase: VTP-600 + SoC (N=80)

**Objective: Evaluation of efficacy and immunogenicity.**

| | Day 1** | Day 21 | Week 15+ | Week 18+ |
|---|---|---|---|---|
| Arm A: (N=40*) | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3<br>▲ MVA-NYESO++ | ▲ ChAdOx-MAGEA3-NYESO | ▲ MVA-MAGEA3<br>▲ MVA-NYESO++ |
| Arm B: (N=40*) | | | | |

## Inclusion Criteria

- Stage IIIB, IIIC or IV squamous MAGEA3-positive NSCLC or Stage IIIB or IV non-squamous MAGEA3-positive NSCLC scheduled to receive pembrolizumab and chemotherapy as standard of care.
- No prior immune checkpoint inhibitor therapy prior to the pembrolizumab they are receiving at time of enrolment.

## Primary Endpoint

- Safety and tolerability: incidence of AEs and SAEs.

## Secondary Endpoints

- Progression free survival, overall response rate, overall survival, immunogenicity.

* Patients will continue to receive their standard of care treatment throughout the trial.
** Cycle 3 Day 1 of standard of care treatment.
+ Only including patients who have not progressed.
++ Only patients who are NYESO-positive.
Study Reference: NCT04908111

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Vaccitech Overview 23 VTP-1100: Immunotherapeutic for HPV+ Cancers Opportunity: Over 600K cancer cases annually are attributable to HPV globally1 ~70% of HPV cancer cases attributed to HPV 16 with well validated antigenic targets Checkpoint inhibitors have a low response rate (~20%) in cancers associated with HPV 16 Solution: SNAPvax candidate to cover HPV 16 E2/E6/E7 antigens Heterologous approach with SNAPvax and ChAdOx1 to magnify quantity and quality of antigen-specific T cells Status: 2024: Planned initiation of Phase 1 SNAPvax trial Combination with ChAdOx1 in follow-on Phase 1/2 1 de Martel. C, et al, International Journal of Cancer, (2017) 2 Unpublished preclinical data, Vaccitech Data on File *** P < 0.001; **** P < 0.0001, Kruskal Wallis with Dunn's correction (one-way ANOVA with multiple comparisons correction) SNAPvax alone inhibited tumor growth2 (HPV-positive preclinical model) 0 5 10 15 20 0 250 500 750 1000 1250 *** *** Time (d) Tumor volume (mm3) Naïve SNAPvax Anti-PD-L1 SNAPvax + Anti-PD-L1 Treatment Heterologous approach with SNAPvax-ChAdOx1 planned after trial with SNAPvax alone SNAPvax Cancer Platform Lead in HPV+ Cancers

Autoimmune Program

# SNAPvax Tolerance Platform - Lead Candidate in Celiac Disease

## Inducing antigen-specific tolerance to address autoimmune diseases

### VTP-1000: Tolerance induction in Celiac

**Opportunity:** Autoimmune diseases are currently treated with therapies that induce broad immunosuppression resulting in side effects, and are not curative

It is estimated that 1 in 100 people worldwide suffer from celiac disease[1]

**Our Solution**: SNAPvax Tolerance Platform is designed to induce antigen-specific Tregs to reduce the immune response to a specific antigen without broad immunosuppression

Novel Immunomodulator co-delivered with antigens to stimulate an increase in antigen-specific Treg production

**Status**: IND-Enabling studies in progress with IND submission and Phase 1 initiation planned in H2 2023


Celiac peptide antigens as charge-modified conjugates
Novel Immunomodulator
20 nm

[1] Singh. P, et al, Clinical Gastroenterology and Hepatology 2018

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Vaccitech Overview 26 Vaccitech & Oxford University Innovation (OUI) Co-Invented AstraZeneca (AZ) COVID-19 Vaccine ChAdOx Technology & Processes Validated in COVID-19 Sources: “BNT162b2 mRNA covid-19 vaccine in a nationwide mass vaccination setting”, by N. Dagan et al., 2021; studies run by Public Health England and Public Health Scotland; company press releases; The Economist 1) We are not party to the license agreement between OUI (Oxford University Innovation) and AZ (AstraZeneca) (the License Agreement), and our understanding of the License Agreement is based solely on an extract of the agreement provided by parties to that agreement. In addition, no party to the License Agreement has confirmed that there are no material terms in that agreement that are not included in the description above or that could adversely impact the economic and other terms of the License Agreement described above. Moreover, there can be no assurance that the License Agreement is an enforceable agreement, that the parties will comply with their obligations under that agreement (including any obligations of AZ to make milestone or royalty payments to OUI), that the License Agreement will not be terminated pursuant to its terms or otherwise, or that the terms of that agreement (including royalty rates and other economic terms) will not be modified by the parties in the future. Accordingly, these and other factors could cause amounts received by OUI pursuant to the License Agreement, and accordingly any share of the revenue under that agreement that we may receive, to differ from those described above, and any such differences could be material. Estimates of hospitalizations avoided make the simplifying assumption (that vaccines prevent death and hospitalizations by preventing infections https://jamanetwork.com/journals/jamanetworkopen/fullarticle/2793913) and that the death rate from hospitalization is the same in regions where AZ vaccine was administered and the US. The CDC estimates that the death rate from hospitalization in the US during late omicron was 4.9% and delta was 15.1%. Estimated range = 6 million deaths * [1/.049 hospitalization/death to 1/.151 hospitalizations/death]. Vaccitech co-invented the AZ COVID-19 vaccine, going from construct design to GMP, in 4 months in 2020 • More than 3 billion doses delivered to 180 countries by end of 2022 • Over 6 million lives saved worldwide (estimated) • Between 37.7 and 122.4 million hospitalizations prevented (estimated) • OUI entered into research collaboration and worldwide license agreement with AZ • Post-pandemic license structure includes milestones and royalties, approximately 1.4% of net sales • Royalty revenue payments commenced in 2022 • Revenue recognized in FY22 amounting to $43.7 million OUI / AZ Deal Summary Vaxzevria COVID-19 vaccine

Vaccitech Overview 27 Financial Overview & Catalysts Current cash position $191.3 million as of March 31, 2023 Estimated cash runway into the first quarter of 2025 Estimated cash burn (gross) of $23-$25 million per quarter in 2023 No debt or outstanding warrants Expected near-term catalysts VTP-850: Phase 1/2 PCA001 clinical trial FPFV expected VTP-300: Phase 1/2a HBV002 final results expected at EASL VTP-1000: IND filing expected VTP-300: AB-729-202 interim efficacy data expected VTP-300: Phase 2b HBV003 interim efficacy data expected Q2 2023 H2 2023 Based on management estimates.

# Compelling Fundamentals Driving Near and Long-term Growth

**Large market opportunity across portfolio**

with estimated peak annual sales potential of lead programs of **over $1.5B** each in HBV and in HPV, across China, US, and EU.

**Proprietary platforms**

**Accumulating clinical data**

- Proprietary platforms (ChAdOx, MVA, SNAPvax™) designed to drive powerful immune responses
- Clinical data across multiple indications (HBV, HPV, Prostate Cancer, Covid-19)

**Diverse pipeline**

**Near-term clinical milestones**

- 9 programs across infectious diseases, autoimmunity and cancer, with 5 at clinical stage, and 1 approved product
- Multiple near-term data readouts from 3 Phase II programs and 2 Phase I programs

**Rapid response**

**Royalty revenues**

- Potential application of platform for pandemic vaccine provides rapid response to emerging infections
- Revenue from co-invented, approved Oxford-AstraZeneca Covid-19 vaccine[1]

[1] We assigned the rights to our COVID-19 product candidate, which was known as AZD1222 and is now authorized for use under the marketing name Vaxzevria in a number of countries, to Oxford University Innovation Limited (OUI) to facilitate the license of those rights to AstraZeneca (AZ). AZ has exclusive worldwide rights to develop and commercialize AZD1222. We are not party to the license agreement between OUI and AZ, and our understanding of the agreement is based solely on an extract of the agreement provided by parties to that agreement.
Based on management estimates.

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Inducing T Cells to Treat and Prevent Disease Thank you